Exhibit 10.8 1614780418.2 Amendment #1 to the Deed of Trust Prepared and executed on September 2, 2024 Between: SOR (BVI) Holdings Ltd. PACIFIC OAK (Previously: KBS SOR (BVI) Holdings LTD.) A foreign company of the British Virgin Islands for which the registered offices in the Virgin Islands are C/O: Trident Trust Company (B.V.I.) Limited of Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands1 And for which the address in Israel for legal documents is: C/O US Real Estate Representation LTD., 4 Ariel Sharon, Givatayim Tel: 03-6123939 Fax: 03-6125030 (hereinafter: The Company) 1. The First Party; And between: Reznik Paz Nevo Trusts LTD. Of 14 Yad Harutzim, Tel Aviv Telephone: 03-6389200 Fax: 03-6289222 (hereinafter: The Trustee) 2. The Second Party; Whereas: The parties have signed a Deed of Trust for Company’s Series B Debentures (Debentures) bearing the date of February 12, 2020 (hereinafter: The Deed of Trust); And whereas: According to the immediate report published by the Company on August 14, 2024 Company wishes to utilize the net proceeds from the issuance of Series D Debentures issued subject to the Shelf Offering Report of August 18, 2024, as well as additional funds, for the purpose of preponing the principal and   1 Previously Hauteville Trust (BVI) Limited. ‐2‐    1614780418.2 interest payment on Series B Debentures scheduled for January 31, 2025, as set forth in this Amendment herein: And whereas: On the day of September 1, 2024, an assembly of Series B Debentures Holders approved the aforementioned amendment to the Deed of Trust; And whereas: On the day of August 15, 2024, the Board of Directors approved the aforementioned amendment to the Deed of Trust; The parties have therefore affirmed, declared and conditioned the following: 1. Preamble, Interpretation and Terminology 1.1. The above preamble constitutes an integral part of this amendment. 1.2. Sections and section headers have been provided solely for the purpose of convenience and to serve as placeholders, and should not be used for interpretation. 1.3. In any case of a contradiction between the provisions of the Deed of Trust and the provisions of the Amendment, the provisions of the Amendment shall supersede. 1.4. Upon its execution this amendment shall constitute an integral part of the Deed of Trust, and any terms used in this amendment shall be interpreted in accordance with the meaning afforded to them in the Deed of Trust, as applies, unless noted otherwise in this amendment. 1.5. Excluding explicit statements included in this amendment, no changes have been made to the remaining provisions of the Deed of Trust, and any provisions of the Deed of Trust shall remain in effect unless explicitly noted otherwise in this amendment. 2. Revision to the amortization schedule by way of an additional principal and interest payment on a date prior to January 31, 2025 2.1. Section 2.2 of the Deed of Trust, Section 1 of the Debenture Certificate appended to the Deed of Trust, and Section 3 of the Terms Overleaf appended to the Deed of Trust shall continue as follows – a. “Furthermore, notwithstanding the aforementioned, of the principal and interest payment scheduled for January 31, 2025, an amount of NIS 318,900,000 shall be preponed and remitted on September 19 , 2024 (hereinafter: Preponed Payment Date and Preponed Payment Amount, as applies) to holders of Company’s Series B Debentures on the day of September 7, 2024 ‐3‐    1614780418.2 The Preponed Payment Amount constitutes a principal payment of NIS 312,754,377 (40.28478% of the outstanding principal balance of the Debentures as of the date of this amendment to the Deed of Trust and %26.85786 of the original principal of the Debentures) (hereinafter: Preponed Principal Amount), as well as an amount of NIS 6,145,623, constituting the entirety of cumulative interest due on the Preponed Principal Amount as if it were paid on January 31, 2025 (hereinafter: Preponed Interest Amount). Accordingly, the Preponed Interest Amount to be remitted on September 19 , 2024 reflects the semiannual interest rate (i.e., a rate of 1.965%) originally due on January 31, 2025, derived from the Preponed Principal Amount. The Preponed Interest Amount shall constitute an interest rate of %0.79160 of the outstanding principal balance of the Debentures as of the date of this amendment to the Deed of Trust and effective annual interest rate of  (a rate to be adjusted in the Exchange’s systems). b. “Further to the aforementioned, the payment scheduled for January 31, 2025 shall include the principal and interest amounts originally due on that date, and which did not constitute a part of the repaid Preponed Payment Amount. Accordingly, the principal payment to be remitted on January 31, 2025 shall total NIS 75,366,762 (16.2567% of the remaining principal balance of the Debentures as it will be after the payment described in subsection A above and %6.47214 of the original principal of the Debentures) (hereinafter: January 2025 Principal Payment Amount), as well as interest totaling NIS 9,109,825due on the January 2025 Principal Payment Amount, accumulated beginning August 31, 2024 and through January 30, 2025 and constitutes the semiannual interest rate (i.e. a rate of 1.965%) and an annual effective interest at a rate of  (a rate to be adjusted in the Exchange’s systems).” ‐4‐    1614780418.2 And to wit, the Parties have affixed their signatures /s/ Michael A. Bender /s/ Michal Avtalion-Rishoni PACIFIC OAK SOR (BVI) Holdings Ltd. Reznik Paz Nevo Trusts LTD. I, the undersigned, Laurie Selwitz, Notary Public, affirm that this Deed of Trust was signed by an authorized signatory of PACIFIC OAK SOR (BVI) Holdings LTD., Mr. Michael Bender, and his signature binds the aforementioned company in connection with this Deed of Trust. /s/ Laurie Selwitz Laurie Selwitz, Notary Public